Revenues - Accounts Receivable Less Allowance for Doubtful Accounts (Detail) - USD ($) $ in Thousands	Jul. 31, 2020	Jan. 31, 2020	Jan. 31, 2019
Revenue from Contract with Customer [Abstract]
Trade accounts receivable	$ 29,082	$ 32,686	$ 21,999
Unbilled accounts receivable	1,321	1,425	3,589
Other accounts receivable	447	94	30
Allowance for doubtful accounts	(622)	0	(123)
Total accounts receivable, net	$ 30,228	$ 34,205	$ 25,495